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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 3, 2004


                          FRANKLIN CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                    811-05103              13-3419202
(State or other jurisdiction of        (Commission           (IRS Employer
         incorporation)                File Number)         Identification No.)

                 100 Wilshire Boulevard, 15th Floor, Suite 1500
                         Santa Monica, California 90401
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (310) 752-1416


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01         Entry into a Material Definitive Agreement

On November 3, 2004, Franklin Capital Corporation ("Franklin") entered into a Subscription Agreement with several accredited investors led by Bodnar Capital Management, LLC (the "Investors"), relating to the issuance and sale by Franklin of shares of its common stock (the "Shares") and five-year warrants (the "Warrants") to purchase additional shares of its common stock (the "Warrant Shares") in one or more closings of a private placement (the "Private Placement") exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act").

Pursuant to the Subscription Agreement, Franklin may issue and sell to accredited investors an aggregate of up to 625,000 Shares at a price per Share of $8.00. Each investor that purchases Shares pursuant to the Subscription Agreement will also receive a Warrant to purchase that number of Warrant Shares equal to 50% of the number of Shares purchased by that investor at an exercise price per Warrant Share equal to 110% of the closing price of Franklin's common stock on the date of the issuance and sale of the Shares to such investor. Each Warrant further specifies that Franklin may require the holder thereof to exercise the Warrant in accordance with its terms in the event that the average closing price of Franklin's common stock during any period of five consecutive trading days exceeds 200% of the Warrant's exercise price per share. Pursuant to the Subscription Agreement, Franklin has agreed to register for resale all of the Shares and Warrant Shares issuable upon exercise of the Warrants issued and sold to investors in connection with the Private Placement.

Item 3.02         Unregistered Sales of Equity Securities

In connection with the Private Placement, on November 3, 2004, Franklin issued and sold to the Investors an aggregate of 405,625 Shares and Warrants to purchase an aggregate of up to 202,810 Warrant Shares pursuant to the terms of the Subscription Agreement. These issuances resulted in aggregate gross proceeds to Franklin of $3,245,000, and no discount or commission was paid by Franklin in connection with such issuances.

The foregoing issuances were made in reliance upon the exemption provided in
Section 4(2) of the Securities Act and the safe harbor of Rule 506 under Regulation D promulgated under the Securities Act. No form of general solicitation or general advertising was conducted in connection with the Private Placement. Each of the Warrants and the certificates representing Shares and Warrant Shares contain or will contain restrictive legends preventing the sale, transfer or other disposition of such Shares, Warrant Shares or Warrants, unless registered under the Securities Act, and each investor was informed by Franklin of these restrictions prior to the issuance of the Shares and Warrants.


                                        1
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Item 7.01         Regulation FD Disclosure

On November 4, 2004, Franklin issued a press release announcing the issuance and sale of Shares and Warrants in connection with the Private Placement. A copy of that press release is being furnished as Exhibit 99.1 to this current report on Form 8-K.

The information in this Item 7.01 of this current report on Form 8-K, together with the information in Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Such information shall not be deemed incorporated by reference into any registration statement or other document filed with the SEC.

Item 9.01         Financial Statements and Exhibits.


(c)  Exhibits.

     99.1              Press release issued on November 4, 2004


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FRANKLIN CAPITAL CORPORATION


                                  By:  /s/ Milton "Todd" Ault III
                                       -----------------------------------------
                                           Milton "Todd" Ault III
                                           Chairman and Chief Executive Officer


Date:   November 9, 2004


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                                Index to Exhibits
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Exhibit No.           Description of document
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     99.1              Press release issued on November 4, 2004